UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2013, Bonanza Creek Energy, Inc. (the “Company”) and its subsidiaries (the “Guarantors”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, as representative of the several underwriters named therein, in connection with the issuance and sale of $200 million aggregate principal amount of the Company’s 6.75% Senior Notes due 2021 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (No. 333-192258), which was filed with the Securities and Exchange Commission and became automatically effective on November 12, 2013. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and the Guarantors, on the one hand, and the underwriters, on the other, have agreed to indemnify each other against certain liabilities. The offering of the Notes closed on November 15, 2013.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The description of the Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Item 8.01 Other Events

On November 12, 2013, the Company issued press releases relating to the announcement and pricing of the Notes offering. On November 15, 2013, the Company issued a press release announcing the closing of the Notes offering. Copies of each of the Company’s press releases are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

1.1

Underwriting Agreement, dated November 12, 2013, among Bonanza Creek Energy, Inc., the subsidiary guarantors named therein and Wells Fargo Securities, LLC, as representative of the underwriters named therein.

5.1	Opinion of Mayer Brown LLP

23.1	Consent of Mayer Brown LLP (included as Exhibit 5.1 hereto)

99.1	Press release issued November 12, 2013 announcing proposed public offering of senior notes.

99.2	Press release issued November 12, 2013 announcing the pricing of an upsized offering of senior notes.

99.3	Press release issued November 15, 2013 announcing the closing of the offering of senior notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: November 15, 2013	By:	/s/ Christopher I. Humber
Christopher I. Humber Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1

Underwriting Agreement, dated November 12, 2013, among Bonanza Creek Energy, Inc., the subsidiary guarantors named therein and Wells Fargo Securities, LLC, as representative of the underwriters named therein.

5.1	Opinion of Mayer Brown LLP

23.1	Consent of Mayer Brown LLP (included as Exhibit 5.1 hereto)

99.1	Press release issued November 12, 2013 announcing proposed public offering of senior notes.

99.2	Press release issued November 12, 2013 announcing the pricing of an upsized offering of senior notes.

99.3	Press release issued November 15, 2013 announcing the closing of the offering of senior notes.